UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 12, 2010
AMERICAN REPROGRAPHICS COMPANY

(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	001-32407	20-1700361

(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1981 N. Broadway, Suite 385, Walnut Creek, California	94596

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (925) 949-5100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On November 12, 2010, American Reprographics Company (the “Company”) issued a press release announcing that it is offering $220 million in aggregate principal amount of senior unsecured notes due 2018 (the “Notes”). The Notes will be senior unsecured obligations of the Company guaranteed by each of the Company’s current and future domestic restricted subsidiaries, subject to certain exceptions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	American Reprographics Company Press Release, dated November 12, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2010	AMERICAN REPROGRAPHICS COMPANY
	By:	/s/ Jonathan R. Mather
Jonathan R. Mather
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	American Reprographics Company Press Release, dated November 12, 2010